Exhibit 10.3

FOURTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement is entered into as of November 16, 2021 (the “Amendment”), by and between HERITAGE BANK OF COMMERCE (“Bank”) and QUICKLOGIC CORPORATION (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of December 21, 2018 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of November 6, 2019 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 11, 2020 and that certain Third Amendment to Loan and Security Agreement dated as of August 16, 2021 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.      The following definitions in Section 1.1 of the Agreement if amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means December 31, 2023.

2.	Section 2.5(a) of the Agreement is amended and restated in its entirety to read as follows:

(a)    Facility Fees. (i) On December 31, 2021 and on each anniversary of the Closing Date for so long as the Revolving Facility is in place, a facility fee with respect to the Revolving Facility equal to Forty-Five Thousand Dollars ($45,000), each of which shall be nonrefundable; and

3.     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

4.     Borrower acknowledges and agrees that by submitting a Payment/Advance Form to Bank pursuant to Section 3.2 of the Agreement, Borrower is certifying that the representations and warranties contained in Section 5 of the Agreement are true and correct in all material respects, and that there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency, on and as of the date of Borrower's request for such Credit Extension, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension.

5.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

6.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

7.     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)   all original signed Loan Documents, duly executed by Borrower, including:

(i)	this Amendment; and

(ii)	corporate resolutions and incumbency certificate;

(b)    payment of a prorated facility fee in the amount of $11,250, plus all Bank Expenses incurred through the date of this Amendment; and

(c)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

QUICKLOGIC CORPORATION

HERITAGE BANK OF COMMERCE